EXHIBIT 10.1


                          MUTUAL RESCISSION AGREEMENT
                          ---------------------------

      This Mutual Rescission Agreement (the "Agreement") is made and entered into as of this 31st day of December, 2003, among Xenicent, Inc., a North Carolina corporation ("XCNT"), Mr. Duane Bennett, the majority shareholder of XCNT ("Bennett"), Giantek Technology Corporation, a Taiwanese corporation ("GTC"), and Frank Chen and Sofia Yeh, formerly the majority shareholders of GTC (the "Shareholders").

     WHEREAS, pursuant to Section 1 of that certain Share Exchange Agreement, dated June 27, 2002 (the "Share Exchange Agreement"), among XCNT, Bennett, GTC and the Shareholders, XCNT issued 550,000 shares of its common stock (the "XCNT Shares") to the Shareholders in exchange for the transfer by the Shareholders to XCNT of shares of GTC common stock (the "GTC Shares") owned by the Shareholders, representing sixty percent (60%) of GTC's issued and outstanding shares on a fully diluted basis;

     WHEREAS, the XCNT Shares and the GTC Shares were to be held in a mutually agreed upon escrow account for a period of 24 months pursuant to the terms of the Share Exchange Agreement;

     WHEREAS, XCNT, Bennett, GTC and the Shareholders terminated the Share Exchange Agreement pursuant to discussions that were confirmed by a letter dated December 21, 2003 (the "Termination Letter"), to be effective as of December 31, 2003, and the parties have rescinded their reciprocal investments in XCNT and GTC pursuant to the unwind provisions of Section 4.3 of the Share Exchange Agreement;

     WHEREAS, as contemplated by the Termination Letter, XCNT, Bennett, GTC and the Shareholders now desire to set forth the terms of their mutual rescission of shares of XCNT and GTC, and otherwise release and hold each other harmless with respect to the obligations under the Share Exchange Agreement, as amended.

     NOW, THEREFORE, in consideration of the promises, and the mutual covenants and agreements, XCNT, Bennett, GTC and the Shareholders agree as follows:

1.   Mutual  Rescission  of  the  Share  Exchange  Agreement.
     --------------------------------------------------------

The parties hereto agree that the Share Exchange Agreement, as amended, is hereby rescinded in all respects, and each party is to be put back in the position that they were in prior to its execution, with the exception that funds expended for transaction costs shall not be refunded to any party.

2.   Unwind  and  Exchange  of  the  XCNT  Shares  and  GTC  Shares.
     ---------------------------------------------------------------

XCNT shall sign and return the GTC Shares to the Shareholders, and the Shareholders shall sign and return 400,000 of the XCNT Shares to XCNT. Each party agrees to instruct the escrow agent holding such shares to effect such transfer.

3.   Return  by  the  Shareholders  of  ABC  Realty  Co.  Share  Dividend
     --------------------------------------------------------------------

The Shareholders hereby transfer to XCNT all share certificates representing shares of ABC Realty Co.

4.   Release  from  Liability.
     -------------------------

Each of the parties hereto, for themselves, and their successors, assigns and agents do hereby fully and completely mutually release each other and all related parties from any and all liabilities of any kind, whether known or unknown, which now exist or may exist arising out of the Share Exchange Agreement, or any amendment thereto.

5.   Indemnification  by  GTC  and  the  Shareholders.
     -------------------------------------------------

GTC and the Shareholders, jointly and severally, will hold harmless XCNT and its related parties, including Bennett, from all claims that may arise from a breach of this Agreement.

6.   Indemnification  by  XCNT  and  Bennett.
     ----------------------------------------

XCNT and Bennett, jointly and severally, will hold harmless GTC and its related parties, including the Shareholders, from all claims that may arise from a breach of this Agreement.

7.   Further  Assurances.
     --------------------

The parties hereto shall separate their interests and use their good faith efforts to effect the rescission contemplated herein without dispute.

8.   Other.
     ------

This Agreement (i) shall be governed and construed in accordance with the laws of the State of North Carolina.; and (ii) may be executed in one or more counterparts, each of which when put together with the others shall constitute one and the same agreement.


IN WITNESS WHEREOF, the parties have signed this Mutual Rescission Agreement as of the date first written above.


                                       XENICENT, INC.


                                   By: /s/ Duane C. Bennett
                                       --------------------
                                       Duane C. Bennett
                                      (As President and in his
                                       Individual Capacity)



                                       GIANTEK TECHNOLOGY CORPORATION

                                   By: /s/ Frank Chen
                                       --------------
                                       Frank Chen
                                      (As President and in his
                                       Individual Capacity)


                                       GIANTEK TECHNOLOGY CORPORATION

                                   By: /s/ Sofia Yeh
                                       -------------
                                       Sofia Yeh
                                      (As Special Assistant and in her
                                       Individual Capacity)